EXHIBIT 32.1

CERTIFICATION

The undersigned, Michael Mak, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The accompanying Annual Report on Form 10-KSB for the period ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2007	/s/ Michael Mak
Michael Mak, Chief Executive Officer